EXHIBIT 10.1

UBIQUITEL OPERATING COMPANY

UBIQUITEL INC. AS GUARANTOR

$270,000,000

9 7/8% Senior Notes due 2011

Purchase Agreement

February 12, 2004

BEAR, STEARNS & CO. INC.

CITIGROUP GLOBAL MARKETS INC.

BANC OF AMERICA SECURITIES LLC

UBIQUITEL OPERATING COMPANY

$270,000,000

9 7/8% Senior Notes due 2011

PURCHASE AGREEMENT

February 12, 2004

New York, New York

BEAR, STEARNS & CO. INC.
CITIGROUP GLOBAL MARKETS INC.
BANC OF AMERICA SECURITIES LLC
c/o Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York 10179

Ladies & Gentlemen:

UbiquiTel Operating Company, a Delaware corporation (the “Company”), proposes to issue and sell to Bear, Stearns & Co. Inc., Citigroup Global Markets Inc. and Banc of America Securities LLC (each, an “Initial Purchaser” and, collectively, the “Initial Purchasers”) $270,000,000 in aggregate principal amount of 9 7/8% Senior Notes due 2011 (the “Initial Notes”), subject to the terms and conditions set forth herein.

1.                                       The Transactions.  Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the Initial Purchasers $270,000,000 in aggregate principal amount of the Initial Notes.  The Initial Notes and the Exchange Notes (as defined below) are collectively referred to herein as the “Notes.”  The Notes will (i) have the terms and provisions that are described in the Offering Memorandum (as defined below) under the heading “Description of Notes” and such other terms as are customary and (ii) be issued pursuant to an indenture (the “Indenture”), to be dated as of the Closing Date (as defined below), among the Company, the Guarantor (as defined) and The Bank of New York, as trustee (the “Trustee”).

The Initial Purchasers and other holders (including subsequent transferees) of the Initial Notes will have the registration rights set forth in the registration rights agreement relating thereto (the “Registration Rights Agreement”), to be dated the Closing Date, for so long as such Initial Notes constitute Transfer Restricted Securities (as defined in the Registration Rights Agreement).  Pursuant to the Registration Rights Agreement, the Company and the Guarantor will agree to file with the Securities and Exchange Commission (the “Commission”), under the circumstances set forth therein, (i) a registration statement (the “Registration Statement”) on the appropriate form with the Commission under the Securities Act of 1933, as amended (together with the rules and regulations of the Commission promulgated thereunder, the “Act”), relating to the Company’s 9 7/8% Senior Notes due 2011 (the “Exchange Notes”) and Guarantees thereof to be offered in exchange for the Initial Notes and Guarantees thereof (the “Exchange Offer”) and (ii) a shelf registration statement pursuant to Rule 415 under the Act (the “Shelf Registration Statement”“)

relating to the resale by certain holders of the Initial Notes, and to use their commercially reasonable efforts to cause such Registration Statements to be declared effective and to consummate the Exchange Offer.

The sale of the Initial Notes and the Guarantees to the Initial Purchasers (the “Offering”) will be made without registration under the Act, in reliance upon the exemption therefrom provided by Section 4(2) of the Act.

In connection with the sale of the Initial Notes and the Guarantees thereof, the Company has prepared a preliminary offering memorandum dated February 4, 2004 (the “Preliminary Offering Memorandum”), and a final offering memorandum, to be dated the date the Guarantor’s report on Form 10-K for the year ended December 31, 2003 is filed with the Commission (the “Offering Memorandum”), each setting forth information regarding the Company, the Guarantor, the Notes and the Guarantees, the terms of the Offering and the transactions contemplated by the Offering Documents (as defined below).  Any reference to the Preliminary Offering Memorandum or the Offering Memorandum shall be deemed to refer to and include the information expressly incorporated by reference thereto under the sections entitled “Security Ownership of Certain Beneficial Owners, Directors and Executive Officers,” “Proposal 1:  Election of Class III Directors,” “Our Board of Directors,” “Executive Compensation” and “Certain Transactions” in the Guarantor’s definitive proxy statement dated April 23, 2003 (the “Proxy Statement”).

The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and resale of the Notes by the Initial Purchasers.

The Company understands that the Initial Purchasers propose to make an offering of the Initial Notes (the “Exempt Resales”) only on the terms and in the manner set forth in the Offering Memorandum, as amended or supplemented, and Sections 4, 5 and 12 hereof, solely to (i) persons in the United States whom the Initial Purchasers reasonably believe to be qualified institutional buyers (“QIBs”) as defined in Rule 144A under the Act, as such rule may be amended from time to time (“Rule 144A”), in transactions under Rule 144A and (ii) outside the United States to certain persons in reliance on Regulation S (“Regulation S”) under the Act (each, a “Reg S Investor”).  The QIBs and the Reg S Investors are collectively referred to herein as the “Eligible Purchasers.”  The Initial Purchasers will offer the Initial Notes to such Eligible Purchasers initially at a price equal to 98.26% of the principal amount thereof.  Such price may be changed at any time without notice.

The payment of principal of, premium and liquidated damages, if any, and interest on the Notes will be fully and unconditionally guaranteed on an unsecured basis by UbiquiTel Inc. (the “Guarantor”), pursuant to its guarantees (the “Guarantees”).  The Company has one subsidiary, UbiquiTel Leasing Company (“subsidiary”), which will not be a guarantor of payment on the Notes.  The Initial Notes and the Guarantees attached thereto are herein collectively referred to as the “Securities”; and the Exchange Notes and the Guarantees attached thereto are herein collectively referred to as the “Exchange Securities.”  This Agreement, the Securities, the Exchange Securities, the Indenture and the Registration Rights Agreement are hereinafter referred to collectively as the “Offering Documents.”Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Indenture.

2.                                       Representations and Warranties of the Company and the Guarantor.  The Company and the Guarantor, jointly and severally, represent and warrant to the Initial Purchasers that:

(a)                                  The Preliminary Offering Memorandum as of its date did not, and the Offering Memorandum, as of its date and as of the Closing Date, will not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph shall not apply to statements in or omissions from the Offering Memorandum (or any supplement or amendment thereto) made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Company and the Guarantor in writing by or on behalf of the Initial Purchasers expressly for use therein.

(b)                                 The Preliminary Offering Memorandum and the Offering Memorandum have been and will be prepared by the Company for use by the Initial Purchasers in connection with the Offering.  No order or decree preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued, and no proceeding for that purpose has commenced or is pending or, to the best knowledge of the Company and the Guarantor, is contemplated.

(c)                                  The sections of the Proxy Statement, when filed with the Commission, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; such sections of Proxy Statement expressly incorporated by reference in the Offering Memorandum when filed with the Commission, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (together with the rules and regulations of the Commission promulgated thereunder, the “Exchange Act”).

(d)                                 Subsequent to the respective dates as of which information is given in the Offering Memorandum (or, if the Offering Memorandum is not in existence, the most recent Preliminary Offering Memorandum), except as disclosed in the Offering Memorandum (or, if the Offering Memorandum is not in existence, the most recent Preliminary Offering Memorandum), (i) the Guarantor has not declared, paid or made any dividends or other distributions of any kind on or in respect of its capital stock and (ii) there has been no material adverse change or any development involving a prospective material adverse change, in the capital stock or the long-term debt, or material increase in the short-term debt, of the Company, its subsidiary, or the Guarantor whether or not arising from transactions in the ordinary course of business, in or affecting (A) the business, condition (financial or otherwise), results of operations, stockholders’ equity, properties or prospects of the Company, its subsidiary, or the Guarantor, taken as a whole; or (B) the ability of the Company and the Guarantor to consummate the Offering or any of the other transactions contemplated by the Offering Documents.

(e)                                  Since the date of the latest balance sheet included in the Offering Memorandum (or, if the Offering Memorandum is not in existence, the most recent Preliminary Offering Memorandum), none of the Company, its subsidiary or the Guarantor has incurred or undertaken any liability or obligation, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transaction, including any acquisition or disposition of any business or asset, which is material to the Company, its subsidiary or the Guarantor, individually or taken as a whole, except for liabilities, obligations and transactions that are disclosed in the Offering Memorandum (or, if the Offering Memorandum is not in existence, the most recent Preliminary Offering Memorandum).

(f)                                    Each of the Company, its subsidiary and the Guarantor has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation.  Each of the Company, its subsidiary and the Guarantor has all requisite power and authority to carry on its business as it is currently being conducted and as disclosed in the Offering Memorandum (or, if the Offering Memorandum is not in existence, the most recent Preliminary Offering Memorandum), and to own, lease and operate its respective properties.

(g)                                 Each of the Company, its subsidiary and the Guarantor is duly qualified and authorized to do business and is in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned or leased) or the nature or conduct of its business requires such qualification, except for those failures to be so qualified or in good standing that, could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on (A) the business, condition (financial or otherwise), results of operations, stockholders’ equity, properties or prospects of the Company, its subsidiary or the Guarantor, taken as a whole; (B) the long-term debt or capital stock of the Company, its subsidiary and the Guarantor; (C) the issuance of the Notes or (D) the validity of this Agreement or any other Offering Document or the transactions described in the Offering Memorandum under the caption “Use of Proceeds” (any of the events set forth in (A), (B), (C) or (D), a “Material Adverse Effect”).

(h)                                 UbiquiTel Leasing Company is the only subsidiary of the Company within the meaning of Rule 405 under the Act.

(i)                                     Except for its subsidiary, the Company holds no ownership or other interest, nominal or beneficial, direct or indirect, in any corporation, partnership, joint venture or other business entity.  All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable and are owned, directly or indirectly, by the Guarantor, and all of the outstanding shares of capital stock of the Company’s subsidiary have been duly authorized and validly issued and are fully paid and non-assessable and are owned, directly or indirectly, by the Company, in each case issued, in compliance with all applicable state, federal and foreign securities laws and not in violation of or subject to any preemptive or similar right that does or will entitle any person, upon the issuance or sale of any security, to acquire from the Company, its subsidiary or the Guarantor, any Relevant Security (as defined below) and free and clear of any lien, charge, mortgage, pledge, security interest, claim, limitation on voting rights, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (any “Lien”), except for any such security interest, claim, lien, limitation on voting rights or encumbrance pursuant to the $277,700,000 Credit Agreement dated March 31, 2000, among the Company, the Guarantor and the lenders a party thereto (as amended, modified or supplemented as of the date of the Preliminary Offering Memorandum, the “Credit Agreement”).

(j)                                     Except as disclosed in the Offering Memorandum (or, if the Offering Memorandum is not in existence, the most recent Preliminary Offering Memorandum), none of the Company, its subsidiary or the Guarantor have outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, or instruments convertible into or exchangeable for, any capital stock or other equity interest in, the Company, its subsidiary or the Guarantor (any “Relevant Security”).

(k)                                  When the Initial Notes and the Guarantees thereof are issued and delivered pursuant to this Agreement, no Initial Note or Guarantee thereof will be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company or any Guarantor that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

(l)                                     Each of the Company and the Guarantor has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Offering Documents to which it is a party and to consummate the transactions contemplated hereby and thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Notes and to issue and deliver the related Guarantees as provided herein and therein.

(m)                               The Initial Notes have been duly and validly authorized by the Company for issuance and sale to the Initial Purchasers pursuant to this Agreement and, when duly executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture and upon delivery to the Initial Purchasers against payment therefor in accordance with the terms of this Agreement, will be validly, issued and delivered and will constitute valid and legally binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except that the enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally and (ii)  general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or in equity) ((i) and (ii) are referred to herein collectively as the “Enforceability Exceptions”).  At the Closing Date, the Initial Notes will conform in all material respects to the description thereof in the Offering Memorandum, and will be in the form contemplated by the Indenture.

(n)                                 The Guarantees of the Initial Notes have been duly and validly authorized by the Guarantor for issuance to the Initial Purchasers pursuant to this Agreement and, when duly executed by the Guarantor in accordance with the provisions of the Indenture and delivered to the Initial Purchasers in accordance with the terms of this Agreement, upon the due execution and authentication of the Initial Notes in accordance with the provisions of the Indenture and the issuance and delivery of the Initial Notes to the Initial Purchasers in accordance with the terms of this Agreement, will constitute valid and legally binding obligations of the Guarantor, enforceable against it in accordance with their terms and entitled to the benefits of the Indenture, except that the enforcement thereof may be limited by the Enforceability Exceptions.  At the Closing Date, the Guarantees of the Initial Notes will conform in all material respects to the descriptions thereof in the Offering Memorandum and will be in the form contemplated by the Indenture.

(o)                                 The Exchange Notes have been duly and validly authorized for issuance by the Company and, when duly executed by the Company and authenticated by the Trustee and issued and delivered in accordance with the terms of the Exchange Offer, the Registration Rights Agreement and the Indenture, will constitute valid and legally binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except that the enforcement thereof may be limited by the Enforceability Exceptions.  When issued, the Exchange Notes will conform in all material respects to the description thereof in the Offering Memorandum, and will be in the form contemplated by the Indenture.

(p)                                 The Guarantees of the Exchange Notes have been duly and validly authorized by the Guarantor and, when duly executed by the Guarantor and delivered in accordance with the provisions of the Indenture, upon the due execution and authentication of the Exchange Notes and the issuance and delivery of the Exchange Notes in accordance with the terms of the Exchange Offer, the Registration Rights Agreement and the Indenture, will constitute valid and legally binding obligations of the Guarantor, entitled to the benefits of the Indenture and enforceable against the Guarantor in accordance with their terms, except that the enforcement thereof may be limited by the Enforceability Exceptions.  When issued, the Guarantees of the Exchange Notes will conform in all material respects to the description thereof in the Offering Memorandum, and will be in the form contemplated by the Indenture.

(q)                                 The Indenture has been duly and validly authorized by the Company and the Guarantor and meets the requirements for qualification under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission applicable to an indenture so qualified, and, when duly executed and delivered by the Company and the Guarantor (assuming the due authorization, execution and delivery by the Trustee), will constitute a valid and legally binding obligation of the Company and the Guarantor, enforceable against each of the Company and the Guarantor in accordance with its terms, except that the enforcement thereof may be limited by the Enforceability Exceptions.  At the Closing Date, the Indenture will conform in all material respects to the description thereof in the Offering Memorandum.

(r)                                    The Registration Rights Agreement has been duly and validly authorized by the Company and the Guarantor and, when duly executed and delivered by the Company and the Guarantor (assuming the due authorization, execution and delivery by the Initial Purchasers), will constitute a valid and legally binding obligation of the Company and the Guarantor, enforceable against each of the Company and the Guarantor in accordance with its terms, except that the enforcement thereof may be limited by the Enforceability Exceptions and rights to indemnification and contribution thereunder may be limited by applicable law or public policy.  At the Closing Date, the Registration Rights Agreement will conform in all material respects to the description thereof in the Offering Memorandum.

(s)                                  This Agreement has been duly and validly authorized, executed and delivered by the Company and the Guarantor.

(t)                                    None of the Company, its subsidiary or the Guarantor is (i) in violation of its certificate or articles of incorporation, bylaws or other organizational documents, (ii) in default under, and no event has occurred which, with notice or lapse of time or both or otherwise, would constitute a default under, or result in the creation or imposition of any Lien upon, any of its property or assets pursuant to, any bond, debenture, note, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, or (iii) in violation of any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory, administrative or other legal or governmental agency or body, foreign or domestic (including, without limitation, the Federal Communications Act of 1934, as amended (the “Communications Act”) and the rules or regulations of the Federal Communications Commission (the “FCC”) except (in the case of clauses (ii) and (iii) above) defaults or violations that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and except (in the case of clause (ii) alone) for any Lien disclosed in the Offering Memorandum (or, if the Offering Memorandum is not in existence, the most recent Preliminary Offering Memorandum).

(u)                                 None of (i) the execution, delivery, and performance by the Company or the Guarantor of this Agreement and the other Offering Documents to which it is a party, (ii) the issuance and sale of the Initial Notes, the issuance of the Exchange Notes, the issuance of the Guarantees of the Initial Notes and the issuance of the Guarantees of the Exchange Notes, and (iii) the consummation by the Company of the transactions described in the Offering Memorandum (or, if the Offering Memorandum is not in existence, the most recent Preliminary Offering Memorandum) under the caption “Use of Proceeds,” (A) violates, or will violate, conflicts with, or will conflict with, or results, or will result in, a breach of any of the terms and provisions of, or constitutes, or will constitute, a default (or an event that with notice or lapse of time, or both, would constitute a default) under, or results, or will result in, the creation or imposition of any Lien upon any properties or assets of the Company, its subsidiary or the Guarantor, or an acceleration of any indebtedness of the Company, its subsidiary or the Guarantor, pursuant to (1) any provision of the certificate of incorporation, articles of incorporation or bylaws or other organizational document, of the Company, its subsidiary or the Guarantor, (2) any bond, debenture, note, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, its subsidiary or the Guarantor is a party or by which the Company, its subsidiary or the Guarantor, is bound or to which any of their respective properties or assets are subject, (3) any law, rule, regulation or ordinance (including, without limitation, the Communications Act and the rules and regulations of the FCC) applicable to the Company, its subsidiary or the Guarantor or any of their properties or assets, or (4) any directive, judgment, order or decree of any judicial, regulatory, administrative or other legal or governmental agency or body, foreign or domestic, (including, without limitation, the FCC) except (in the case of clauses (2), (3) and (4) above) as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(v)                                 Each of the Company, its subsidiary and the Guarantor has or holds all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses, franchises, certificates, filings and permits of, with and from all judicial, regulatory, administrative and other legal or governmental agencies or bodies, and all third parties, foreign and domestic (collectively, the “Consents”) (including, without limitation, the FCC), to own, lease and operate its properties and conduct its business as it is now being conducted and as disclosed in the Offering Memorandum (or, if the Offering Memorandum is not in existence, the most recent Preliminary Offering Memorandum), except for such Consents the absence of which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and each such Consent is valid and in full force and effect, except where the failure of any such Consent to be so valid and in full force and effect could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and none of the Company, its subsidiary or the Guarantor has received notice of any investigation or proceedings that results in or, if decided adversely to the Company, its subsidiary or the Guarantor, could reasonably be expected to result in, the revocation of, or imposition of a materially burdensome restriction on, any Consent.  Each of the Company, its subsidiary and the Guarantor is in compliance in all material respects with the terms and conditions of all such Consents and with the laws, rules, regulations, ordinances, directives, judgments, decrees and orders of the governmental or regulatory authorities (including, without limitation, the FCC) having jurisdiction with respect thereto.  None of the Company, its subsidiary or the Guarantor has any reason to believe that any governmental or regulatory authority is considering revoking, suspending or terminating any such Consent, and to the best knowledge of the Company, no event has occurred that allows, or after notice or lapse of time would allow, such revocation, suspension or termination or that results or would result in any other material impairment of the rights of the holder of any such Consent.  Except as disclosed in the Offering Memorandum (or, if the Offering Memorandum is not in existence, the most recent Preliminary Offering Memorandum), no Consent contains a materially burdensome restriction to the Company, its subsidiary or the Guarantor.

(w)                               No Consent is required for (i) the execution, delivery and performance by each of the Company and the Guarantor of this Agreement or consummation of the Offering, the Exchange Offer and the other transactions contemplated by the Offering Documents to which each of them, respectively, is a party or (ii) the issuance, sale and delivery of the Initial Notes (and the issuance of the Exchange Notes in connection with the Exchange Offer), and the issuance of the Guarantee, except such Consents as have been or will be obtained and made effective on or prior to the Closing Date (or, in the case of the Registration Rights Agreement, will be obtained and made under the Act, the Trust Indenture Act, and state securities or Blue Sky laws and regulations).

(x)                                   Except as disclosed in the Offering Memorandum (or, if the Offering Memorandum is not in existence, the most recent Preliminary Offering Memorandum), there is (i) no judicial, regulatory, arbitral or other legal or governmental action, suit, investigation or proceeding or other litigation or arbitration before or by any court, arbitrator or regulatory, administrative or governmental agency or body, foreign or domestic (including, without limitation, the FCC), pending to which the Company, its subsidiary or the Guarantor is or may be a party or, to the best knowledge of the Company, of which the business, property, operations or assets of the Company, its subsidiary or the Guarantor is or may be subject, (ii) no rule, regulation, ordinance, directive, judgment, decree or order that has been enacted, adopted or issued by any regulatory, administrative or governmental agency or body (including, without limitation, the FCC) or that has been proposed by any regulatory, administrative or governmental agency or body (including, without limitation, the FCC) of which the business, property, operations or assets of the Company, its subsidiary or the Guarantor is or may be subject, and (iii) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Company, its subsidiary or the Guarantor is or may be subject or to which the business, property, operations or assets of the Company, its subsidiary or the Guarantor is or may be subject, that, individually or in the aggregate, if determined adversely to the Company, its subsidiary or the Guarantor, could reasonably be expected to have a Material Adverse Effect; to the best knowledge of the Company and the Guarantor, no such proceeding, litigation or arbitration is threatened or contemplated.

(y)                                 After giving effect to the transactions contemplated by each of the Offering Documents, no event or condition exists that would constitute a default or an event of default under any of the Offering Documents (in each case as defined in each of the respective Offering Documents) that would result in a Material Adverse Effect or materially adversely affect the ability of the Company to consummate the Offering and the other transactions contemplated by the Offering Documents, including, without limitation, the Exchange Offer.

(z)                                   No action has been taken and no law, rule, regulation, ordinance, directive, judgment, decree or order has been enacted, adopted or issued by any regulatory, administrative or governmental agency or body (including, without limitation, the FCC)  that prevents the issuance of the Notes or the Guarantees or prevents or suspends the use of the Offering Memorandum; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued that prevents the issuance of the Notes or the Guarantees or prevents or suspends the sale of the Initial Notes or the Guarantees in any jurisdiction referred to in Section 2(f) hereof; and every request of any securities authority or agency of any jurisdiction for additional information has been complied with in all material respects.

(aa)                            There is (i) no significant unfair labor practice complaint pending against the Company, its subsidiary or the Guarantor nor, to the best knowledge of the Company and the Guarantor, threatened against any of them, before the National Labor Relations Board, any state or local labor relations board or any foreign labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company, its subsidiary or the Guarantor or, to the best knowledge of the Company and the Guarantor, threatened against any of them, (ii) no significant strike, labor dispute, slowdown, or stoppage pending against the Company, its subsidiary or the Guarantor nor, to the best knowledge of the Company and the Guarantor, threatened against any of them, (iii) no labor disturbance by the employees of the Company, its subsidiary or the Guarantor, or, to the best knowledge of the Company and the Guarantor, no such disturbance is imminent and neither the Company nor the Guarantor is aware of any existing or imminent labor disturbances by any of its principal suppliers, manufacturers or contractors that, in any such case, could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and (iv) to the best knowledge of the Company and the Guarantor, no union representation question is existing with respect to the employees of the Company, its subsidiary or the Guarantor.  To the best knowledge of the Company and the Guarantor, no collective bargaining organizing activities are taking place with respect to the Company, its subsidiary or the Guarantor.  None of the Company, its subsidiary or the Guarantor has violated (i) any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees, (ii) any applicable wage or hour laws, or (iii) any provision of the Employee Retirement Income Security Act of 1974, as amended, including the rules, regulations and published interpretations thereunder (“ERISA”), except those violations that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(bb)                          There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company, its subsidiary or the Guarantor (or, to the best knowledge of the Company and the Guarantor, any other entity for whose acts or omissions the Company is or may be liable) upon any property now or previously owned or leased by the Company, its subsidiary or the Guarantor that would be a violation of or give rise to any liability under any applicable law, rule, regulation, ordinance, directive, judgment, decree or order, relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Law”).  Neither the Company nor the Guarantor has agreed to assume, undertake or provide indemnification for any liability of any other person under any Environmental Law, including any obligation for cleanup or remedial action.  There is no pending or, to the best knowledge of the Company and the Guarantor, threatened administrative, regulatory or judicial action, claim or notice of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or the Guarantor.

(cc)                            There is no alleged liability, or to the best knowledge of the Company and the Guarantor, potential liability (including, without limitation, alleged or potential liability or investigatory costs, cleanup costs, governmental response costs, natural resource damages, property damages, personal injuries or penalties) of the Company, its subsidiary or the Guarantor, arising out of, based on or resulting from (i) the presence or release into the environment of any Hazardous Material (as defined below) at any location, whether or not owned by the Company, its subsidiary or the Guarantor, as the case may be, or (ii) any violation or alleged violation of any Environmental Law, other than as disclosed in the Offering Memorandum (or, if the Offering Memorandum is not in existence, the most recent Preliminary Offering Memorandum).  The term “Hazardous Material” means (A) any “hazardous substance” as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any “hazardous waste” as defined by the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl, and (E) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other law relating to protection of human health or the environment or imposing liability or standards of conduct concerning any such chemical material, waste or substance.

(dd)                          Each of the Company, its subsidiary and the Guarantor own or lease all such properties as are necessary to the conduct of its business as presently operated and as described in the Offering Memorandum (or, if the Offering Memorandum is not in existence, the most recent Preliminary Offering Memorandum).  Each of the Company, its subsidiary and the Guarantor have (i) good and marketable title in fee simple to all of real property and good and marketable title to all personal property owned by them, in each case free and clear of all Liens except for Liens existing under the Credit Agreement, other Permitted Liens (as defined in the Offering Memorandum or, if the Offering Memorandum is not in existence, the most recent Preliminary Offering Memorandum), and such other Liens as do not, individually or in the aggregate, materially affect the value of such property or interfere with the use made or proposed to be made of such property by each of the Company, its subsidiary and the Guarantor) and (ii) peaceful and undisturbed possession of any real property and buildings held under lease or sublease by the Company, its subsidiary and the Guarantor and such leased or subleased real property and buildings are held by them under valid, subsisting and enforceable leases and no default exists thereunder, (including, to the best knowledge of the Company and the Guarantor, defaults by the landlord) with such exceptions as are not material to, and do not interfere with, the use made and proposed to be made of such property and buildings by each of the Company, its subsidiary and the Guarantor.  None of the Company, its subsidiary or the Guarantor has received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company, its subsidiary or the Guarantor that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ee)                            Each of the Company, its subsidiary and the Guarantor (i) owns or possesses adequate right to use all patents, patent applications, patent rights, licenses, formulae, customer lists, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, software, systems or procedures), trademarks, service marks, trade names, trademark registrations, service mark registrations, computer programs, technical data and information, and know-how and other intellectual property (collectively, including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, the “Intellectual Property”) necessary for the conduct of its business as presently being conducted and as described in the Offering Memorandum  (or, if the Offering Memorandum is not in existence, the most recent Preliminary Offering Memorandum), and (ii) has no reason to believe that the conduct of its business does or will conflict with, and has not received any notice of any claim of conflict with, any such right of others (except for such right, or claimed right pursuant to the Credit Agreement and except where such right, or claimed right, could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.)  To the best knowledge of the Company and the Guarantor, all material technical information developed by and belonging to the Company, its subsidiary and the Guarantor that has not been patented has been kept confidential.  None of the Company, its subsidiary or the Guarantor has granted or assigned to any other person or entity any right to manufacture, have manufactured, assemble or sell the current products and services of the Company, its subsidiary or the Guarantor, except as disclosed in the Offering Memorandum (or, if the Offering Memorandum is not in existence, the most recent Preliminary Offering Memorandum).  To the best knowledge of the Company and the Guarantor, there is no infringement by third parties of any Intellectual Property of the Company, its subsidiary or the Guarantor; there is no pending or, to the best knowledge of the Company and the Guarantor, threatened action, suit, proceeding or claim by others challenging the Company’s, its subsidiary’s or the Guarantor’s rights in or to any Intellectual Property, except where any such pending or threatened action, suit, proceeding or claim could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and the Company and the Guarantor are unaware of any facts that would form a reasonable basis for any such claim; and there is no pending or, to the best knowledge of the Company and the Guarantor, threatened action, suit, proceeding or claim by others that any of the Company, its subsidiary or the Guarantor infringes or otherwise violates any Intellectual Property of others, except where such threatened or pending action, proceeding or claim could not, individually or in the aggregate, reasonably be expected to have a

Material Adverse Effect, and the Company and the Guarantor are unaware of any other fact that would form a reasonable basis for any such claim.

(ff)                                Each of the Company, its subsidiary and the Guarantor have accurately prepared and timely filed all tax returns required to be filed by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes that the Company, its subsidiary or the Guarantor is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return), except for such taxes the Company or the Guarantor has contested in good faith.  No deficiency assessment with respect to a proposed adjustment of the Company’s, its subsidiary’s or any Guarantor’s federal, state, local or foreign taxes is pending or, to the best knowledge of the Company and the Guarantor, threatened.  To the best knowledge of the Company and the Guarantor, there are no material proposed additional tax assessments against the Company, its subsidiary or the Guarantor, or the assets or property of the Company, its subsidiary or the Guarantor.  The accruals and reserves on the books and records of the Company, its subsidiary and the Guarantor in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and, since December 31, 2003, neither the Company, its subsidiary nor the Guarantor has incurred any liability for taxes other than in the ordinary course of its business.  There is no tax Lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company, its subsidiary or the Guarantor.

(gg)         Each of the Company, its subsidiary and the Guarantor maintains a system of internal accounting and other controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(hh)                          Each of the Company, its subsidiary and the Guarantor maintains insurance in such amounts and covering such risks as the Company reasonably considers adequate for the conduct of its business and the value of its properties and as is customary for other comparable PCS affiliates of Sprint (as defined in the Offering Memorandum), all of which insurance is in full force and effect, except where the failure to maintain such insurance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  There are no material claims by the Company, its subsidiary or the Guarantor under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause.  The Company reasonably believes that it will be able to renew its existing insurance as and when such coverage expires or will be able to obtain replacement insurance adequate for the conduct of the business and the value of its properties at a cost that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  None of the Company, its subsidiary or the Guarantor has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance.

(ii)                                  The Company has in effect insurance covering the Company and its directors and officers for liabilities or losses arising in connection with this Offering, including, without limitation, liabilities or losses arising under the Act and the Exchange Act.

(jj)                                  Except as disclosed in the Offering Memorandum (or, if the Offering Memorandum is not in existence, the most recent Preliminary Offering Memorandum), no relationship, direct or indirect, exists between or among the Company, its subsidiary or the Guarantor or any affiliate of the Company, on the one hand, and any director, executive officer, stockholder, customer or supplier of the Company, its subsidiary or the Guarantor or any affiliates of the Company, on the other hand, that is required by the Exchange Act to be described in the Guarantor’s annual and/or quarterly report on Form 10-K and 10-Q, that is not so described or described as required in such reports, or that would be required by the Act to be described in the Offering Memorandum if the Offering Memorandum were a prospectus included in a registration statement on Form S-1 filed with the Commission.  There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members.  The Company has not, in violation of the Sarbanes-Oxley Act of 2002, directly or indirectly, including through any subsidiary, extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.

(kk)                            None of the Company, its subsidiary or the Guarantor is, or after the sale of the Initial Notes and application the net proceeds of such sale as described in the Offering Memorandum (or, if the Offering Memorandum is not in existence, the most recent Preliminary Offering Memorandum), under the caption “Use of Proceeds,” will be, an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(ll)                                  Except as disclosed in the Offering Memorandum (or, if the Offering Memorandum is not in existence, the most recent Preliminary Offering Memorandum), no holder of any Relevant Security has any rights to require registration of any Relevant Security by reason of the execution by the Company or the Guarantor of this Agreement or any other Offering Document to which it is a party or the consummation by the Company or the Guarantor of the transactions contemplated hereby and thereby, or as part or on account of, or otherwise in connection with the Offering and any of the other transactions contemplated by the Offering Documents, and any such rights so disclosed have been effectively waived by the holders thereof, and any such waivers remain in full force and effect.

(mm)                      None of the Company, its subsidiary or the Guarantor, or any of their respective affiliates (within the meaning of Rule 144 under the Act) has (i) taken, directly or indirectly, any action designed to, or that could reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company, its subsidiary or the Guarantor to facilitate the sale or resale of the Notes or (ii) since the date of the Preliminary Offering Memorandum (A) sold, bid for, purchased or paid any person any compensation for soliciting purchases of the Notes or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company, its subsidiary or the Guarantor.

(nn)                          None of the Company, its subsidiary or the Guarantor or any of their respective affiliates (as defined in Rule 501(b) of Regulation D under the Act) or representatives directly, or through any agent (other than the Initial Purchasers, as to whom the Company and the Guarantor make no representation), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any “security” (as defined in the Act) that is or could be integrated with the sale of the Securities in a manner that would require the registration under the Act of the Securities or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in connection with the offer and sale of the Securities or in connection with Exempt Resales of the Securities, or in any manner involving a public offering within the meaning of Section 4(2) of the Act.  Assuming the accuracy of the Initial Purchasers’ representations and warranties set forth in Section 3 hereof, neither (i) the offer and sale of the Securities to the Initial Purchasers in the manner contemplated by this Agreement and the Offering Memorandum nor (ii) the Exempt Resales requires registration under the Act, and prior to the effectiveness of any Registration Statement, the Indenture does not require qualification under the Trust Indenture Act.  No securities of the same class as the Securities have been offered and sold by the Company, its subsidiary or the Guarantor within the six-month period immediately prior to the date hereof.

(oo)                          The financial statements, including the notes thereto, included in the Offering Memorandum (or, if the Offering Memorandum is not in existence, the most recent Preliminary Offering Memorandum), present fairly the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Guarantor and its consolidated subsidiaries; except as disclosed in the Offering Memorandum (or, if the Offering Memorandum is not in existence, the most recent Preliminary Offering Memorandum), said financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved.  No other financial statements are required to be included in the Offering Memorandum (or, if the Offering Memorandum is not in existence, the most recent Preliminary Offering Memorandum), if the Offering Memorandum were included in a registration statement filed pursuant to the Act.  The other financial and statistical information included in the Offering Memorandum (or, if the Offering Memorandum is not in existence, the most recent Preliminary Offering Memorandum), presents fairly the information included therein and has been prepared on a basis consistent with that of the historical consolidated financial statements that are included in the Offering Memorandum and the books and records of the respective entities presented therein, except as otherwise disclosed in the Offering Memorandum (or, if the Offering Memorandum is not in existence, the most recent Preliminary Offering Memorandum), and, to the extent such information is a range, projection or estimate, is based on the good faith belief and estimates of the management of the Company, its subsidiary and the Guarantor.

(pp)                          PricewaterhouseCoopers LLP, who have certified or will certify the consolidated financial statements for the years ended December 31, 2003 and 2002 of the Company, its subsidiary and the Guarantor and that are included as part of the Offering Memorandum (or, if the Offering Memorandum is not in existence, the most recent Preliminary Offering Memorandum), is an independent public accounting firm as required by the Act and the Exchange Act.  Arthur Andersen LLP, who have previously certified the consolidated financial statements of the Company, its subsidiary and the Guarantor and that are included as part of the

Offering Memorandum, was at the time of such certification, an independent public accounting firm.

(qq)                          The statistical, industry-related and market-related data included in the Offering Memorandum (or, if the Offering Memorandum is not in existence, the most recent Preliminary Offering Memorandum) are based on or derived from management estimates and third-party sources that the Company and the Guarantor reasonably and in good faith believe to be reasonable, reliable and accurate, and such data agree in all material respects with the sources from which they are derived.

(rr)                                Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, and each amendment or supplement thereto, as of its date, contains or will contain the information specified in, and meets in all material respects the requirements of, Rule 144A(d)(4).

(ss)                            None of the Company, the Guarantor nor any of their respective affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantor make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S with respect to the Initial Notes.

(tt)                                The Initial Notes offered and sold in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

(uu)                          The sale of the Initial Notes pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

(vv)                          The Company, the Guarantor and their respective affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantor make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Initial Notes outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902(g)(2).

(ww)                      None of the execution, delivery and performance of this Agreement, the issuance and sale of the Securities, the application of the proceeds from the issuance and sale of the Securities and the consummation of the transactions contemplated thereby as set forth in the Offering Memorandum (or, if the Offering Memorandum is not in existence, the most recent Preliminary Offering Memorandum), will violate Regulations T, U or X promulgated by the Board of Governors of the Federal Reserve System or analogous foreign laws and regulations, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date (the “Regulations”), and none of the Company, its subsidiary or the Guarantor nor any agent thereof acting on the behalf of any of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Notes and the Guarantees to violate the Regulations.

(xx)                              Neither the Company nor the Guarantor is, nor will any of them be, after giving effect to the execution, delivery and performance of the Offering Documents and the consummation of the transactions contemplated thereby, (i) left with unreasonably small capital with which to carry on their respective businesses as proposed to be conducted; (ii) unable to pay their debts (contingent or otherwise) as they mature; or (iii) insolvent.  The fair value and present fair saleable value of the assets of the Company and the Guarantor exceeds the amount that will be required to be paid on or in respect of its existing debts and other liabilities (including contingent liabilities) as they become absolute and matured.  The assets of the Company and the Guarantor do not constitute unreasonably small capital to carry out its business as conducted and disclosed in the Offering Memorandum (or, if the Offering Memorandum is not in existence, the most recent Preliminary Offering Memorandum).  Immediately after the consummation of the Offering, (i) the fair value and present fair saleable value of the assets of the Company and the Guarantor will exceed the sum of their stated liabilities and identified contingent liabilities as they become absolute and matured, and (ii) the assets of the Company and the Guarantor will not constitute unreasonably small capital to carry out its business as now conducted, including the capital needs of the Company and the Guarantor, taking into account the projected capital requirements and capital availability.

(yy)                          Except pursuant to this Agreement, there are no contracts, agreements or understandings between or among the Company, its subsidiary or the Guarantor, and any other person that would give rise to a valid claim against the Company, its subsidiary or the Guarantor or the Initial Purchasers for a brokerage commission, finder’s fee or like payment in connection with the issuance, purchase and sale of the Securities.

(zz)                              Except as disclosed in the Offering Memorandum (or, if the Offering Memorandum is not in existence, the most recent Preliminary Offering Memorandum), none of the Company, its subsidiary or the Guarantor is in default under any of the Offering Documents or any of the contracts described in the Offering Memorandum (or, if the Offering Memorandum is not in existence, the most recent Preliminary Offering Memorandum), has received a notice or claim of any such default or has knowledge of any breach of such contracts by the other party or parties thereto, except in each case such defaults or breaches as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(aaa)                      The Guarantor is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and files reports with the Commission on the EDGAR System.  The Guarantor’s common stock (the “Common Stock”) is registered pursuant to Section 12(g) of the Exchange Act and the outstanding shares of Common Stock are listed for quotation on the Nasdaq National Market, and the Guarantor has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the Commission or the Nasdaq National Market is contemplating terminating such registration or listing.

(bbb)                   The Guarantor has filed in a timely manner each document or report required to be filed by it pursuant to the Exchange Act; each such document or report (including any financial statements) and any amendment thereto at the time it was filed conformed in all material respects to the requirements of the Exchange Act and the Act; and none of such documents or reports contained (or, when read together with the other information in the Offering Memorandum, do contain) an untrue statement of any material fact or omitted (or, when read together with the other information in the Offering Memorandum, do omit) to state any material fact required to be stated therein or necessary to make the statements therein not misleading as the case may be and at all times up to and including the Closing Date, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein in, the light of the circumstances under which they were made, not misleading.

(ccc)                      None of the Company, its subsidiary or the Guarantor, nor, to the best knowledge of the Company and the Guarantor, none of its officers has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

(ddd)                   The Company has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Preliminary Offering Memorandum and the Offering Memorandum.

(eee)                      The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operation–Critical Accounting Policies” in the Offering Memorandum (or, if the Offering Memorandum is not in existence, the most recent Preliminary Offering Memorandum), accurately and fully describes (i) accounting policies that the Company believes are the most important in the portrayal of the financial condition and results of operations of the Guarantor and its consolidated subsidiaries and which require management’s most difficult, subjective or complex judgments (“critical accounting policies”); and (ii) judgments and uncertainties affecting the application of critical accounting policies.

(fff)                            The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources” in the Offering Memorandum (or, if the Offering Memorandum is not in existence, the most recent Preliminary Offering Memorandum) accurately and fully describes (i) all material trends, demands, commitments, events, uncertainties and risks, and the potential effects thereof, that the Company believes would materially affect liquidity and are reasonably likely to occur; and (ii) all off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on the financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources of the Company and its subsidiary taken as a whole.

(ggg)                   Except as disclosed in the Offering Memorandum (or, if the Offering Memorandum is not in existence, the most recent Preliminary Offering Memorandum), there are no outstanding guarantees or other contingent obligations of the Company or the Guarantor that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(hhh)   To the best knowledge of the Company and the Guarantor, the minute books and records of the Company, its subsidiary and the Guarantor relating to all proceedings of their respective stockholders, boards of directors, and committees of their respective boards of directors made available to Latham & Watkins LLP, counsel for the Initial Purchasers, are their original minute books and records or are true, correct and complete copies thereof, with respect to all proceedings of said stockholders, boards of directors and committees since December 31, 2000 through the date hereof.  In the event that definitive minutes have not been prepared with respect to any proceedings of such stockholders, boards of directors or committees, the Company and the Guarantor have provided Latham & Watkins LLP with originals or true, correct and complete copies of draft minutes or written agendas relating thereto, which drafts and agendas, if any, reflect all events that occurred in connection with such proceedings.  To the best knowledge of the Company and the Guarantor, all material instruments, records, agreements and other documents requested in Latham & Watkins LLP’s document request letter dated January 22, 2004 have been provided to, or made available for inspection by, Latham & Watkins LLP.

(iii)                               Each certificate signed by or on behalf of the Company or the Guarantor and delivered to the Initial Purchasers or counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company or the Guarantor, as the case may be, to the Initial Purchasers as to the matters covered thereby.

Each of the Company and the Guarantor acknowledges that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 10 hereof, counsel for the Company and the Guarantor and counsel for the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

3.                                       Representations and Warranties of the Initial Purchasers.  Each of the Initial Purchasers, severally and not jointly, represents, warrants and covenants to the Company and the Guarantor and agrees that:

(a)                                  Such Initial Purchaser is an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Act) with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Initial Notes.

(b)                                 Such Initial Purchaser (i) is not acquiring the Initial Notes with a view to any distribution thereof that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (ii) will be reoffering and reselling the Initial Notes only to QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A and in offshore transactions in reliance upon Regulation S under the Act.

(c)                                  Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Initial Notes in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 under the Act (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Initial Notes pursuant hereto and the Closing Date, other than in accordance with Regulation S of the Act or another exemption from the registration requirements of the Act.  Such Initial Purchaser agrees that, during such 40-day distribution compliance period, it will not cause any advertisement with respect to the Initial Notes (including any “tombstone” advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Initial Notes, except such advertisements as permitted by and include the statements required by Regulation S.

(d)                                 Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Initial Notes by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day distribution compliance period referred to in Rule 903(b)(3) under the Act, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

“The Initial Notes covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the Offering and the Closing Date, except in either case in accordance with Regulation S under the Securities Act or other exemption from the registration requirements of the Securities Act, and in connection with any subsequent sale by you of the Initial Notes covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect.  Terms used above have the meanings assigned to them in Regulation S.”

(e)                                  No form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of any of the Initial Notes, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(f)                                    Such Initial Purchaser agrees that, in connection with the Exempt Resales, it will solicit offers to buy the Initial Notes only from, and will offer to sell the Initial Notes only to, Eligible Purchasers.  Such Initial Purchaser further (i) agrees that it will offer to sell the Initial Notes only to, and will solicit offers to buy the Initial Notes only from (A) Eligible Purchasers that the Initial Purchasers reasonably believes are QIBs, and (B) Reg S Investors, (ii) acknowledges and agrees that, in the case of such QIBs and such Reg S Investors, that such Initial Notes will not have been registered under the Act and may be resold, pledged or otherwise transferred only (A)(1) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A, (2) in an offshore transaction (as defined in Rule 902 under the Act) meeting the requirements of Rule 904 under the Act, (3) in a transaction meeting the requirements of Rule 144 under the Act, (4) to an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) of the Act) that, prior to such transfer, furnishes the Trustee a signed letter containing certain representations and agreements (the form of which can be obtained from the Trustee) and, if such transfer is in respect of an aggregate principal amount of Initial Notes less than $250,000, an opinion of counsel acceptable to the Company that such transfer is in compliance with the Act or (5) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel, if the Company so requests), (B) to the Company, (C) pursuant to an effective registration statement under the Act and, in each case, in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction and (iii) acknowledges that it will, and each subsequent holder is required to, notify any purchaser of the security evidenced thereby of the resale restrictions set forth in (ii) above.

(g)                                 Such Initial Purchaser and its affiliates or any person acting on its or their behalf have not engaged or will not engage in any directed selling efforts within the meaning of Regulation S with respect to the Initial Notes or the Guarantees thereof.

(h)                                 The Initial Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

(i)                                     The sale of Initial Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

The Initial Purchasers acknowledge that the Company and the Guarantor and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 10 hereof, counsel for the Company and the Guarantor and counsel for the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consent to such reliance.

4.                                       Purchase, Sale and Delivery.

(a)                                  On the basis of the representations, warranties and covenants contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell to each Initial Purchaser, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, the principal amounts of Initial Notes set forth opposite the name of such Initial Purchaser on Schedule I. The purchase price for the Initial Notes will be $957.60 per $1,000 principal amount Initial Note.

(b)                                 On the Closing Date, the Company shall deliver to the Initial Purchasers, in such denomination or denominations and registered in such name or names as the Initial Purchasers request upon notice to the Company, (i) one or more Initial Notes in definitive global form, registered in the name of Cede & Co., as nominee of The Depository Trust Company (“DTC”), having an aggregate amount corresponding to the aggregate principal amount of the Initial Notes sold pursuant to Exempt Resales to QIBs (the “Global Note”) and (ii) if any Exempt Resales are made in reliance on Regulation S, one or more Initial Notes in definitive form, registered in the name of Cede & Co., as nominee of DTC, having an aggregate amount corresponding to the aggregate amount of the Initial Notes, if any, sold pursuant to Exempt Resales in offshore transactions in reliance on Regulation S (the “Regulation S Global Note”), against payment of the purchase price therefor by wire transfer of same-day funds to the account of the Company, previously designated by it in writing.  Such delivery of and payment for the Initial Notes shall be made at the offices of Latham & Watkins LLP, 885 Third Avenue, Suite 1000, New York, New York, 10022 or such other location as may be mutually acceptable.  Such delivery and payment shall be made at 9:30 a.m., New York City time, on February 23, 2004 or at such other time as shall be agreed upon by the Initial Purchasers and the Company.  The time and date of such delivery and payment are herein called the “Closing Date.”  The Global Note and the

Regulation S Global Note shall be made available to the Initial Purchasers for inspection not later than 5:00 p.m., New York City time, on the business day immediately preceding the Closing Date.

5.                                       Offering by Initial Purchasers.  The Initial Purchasers propose to make an offering of the Securities at the price and upon the terms set forth in the Offering Memorandum as soon as practicable after this Agreement is entered into and as, in the judgment of the Initial Purchasers, is advisable.

6.                                       Agreements of the Company and the Guarantor.  Each of the Company and the Guarantor covenants and agrees with the Initial Purchasers that:

(a)                                  The Company and the Guarantor shall advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, confirm such advice in writing, (i) of the issuance by any state securities commission or other regulatory authority of any stop order or order suspending the qualification or exemption from qualification of any Notes or the Guarantees thereof for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority. and (ii) of the happening of any event that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires the making of any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements in the Preliminary Offering Memorandum or the Offering Memorandum not misleading in the light of the circumstances existing at the time it is delivered to an Eligible Purchaser.  The Company and the Guarantor shall use their commercially reasonable efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of any Notes or the Guarantees thereof under any state securities or Blue Sky laws and, if at any time any state securities commission or other regulatory authority issues an order suspending the qualification or exemption from qualification of any Notes or the Guarantees thereof under any state securities or Blue Sky laws, the Company and the Guarantor shall use their commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

(b)                                 The Company and the Guarantor shall, without charge, provide to the Initial Purchasers, to counsel to the Initial Purchasers and to those persons identified by the Initial Purchasers to the Company as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request.  The Company and the Guarantor consent to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchasers in connection with Exempt Resales.

(c)                                  Neither the Company nor the Guarantor will amend or supplement the Preliminary Offering Memorandum or the Offering Memorandum or any amendment or supplement thereto during such period as the Preliminary Offering Memorandum or the Offering Memorandum is required by law to be delivered in connection with Exempt Resales, unless the Initial Purchasers previously have been advised thereof and furnished a copy for a reasonable period of time and as to which the Initial Purchasers have given their consent.  The Company and the Guarantor shall promptly make any amendment or supplement to the Preliminary Offering

Memorandum or the Offering Memorandum that may be necessary or advisable in connection with such Exempt Resales.

(d)                                 If, during the period referred to in 6(c) above, any event occurs as a result of which, it is necessary or advisable, to amend or supplement the Preliminary Offering Memorandum or the Offering Memorandum in order to make such Preliminary Offering Memorandum or Offering Memorandum not misleading in the light of the circumstances existing at the time it is delivered to an Eligible Purchaser, or if for any other reason it shall be is necessary or advisable to amend or supplement the Preliminary Offering Memorandum or the Offering Memorandum to comply with applicable laws, rules or regulations, the Company and the Guarantor shall (subject to Section 6(c)) promptly amend or supplement such Preliminary Offering Memorandum or Offering Memorandum at its own expense so that, as so amended or supplemented, such Preliminary Offering Memorandum or Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time it is so delivered, not misleading or such Preliminary Offering Memorandum or Offering Memorandum will comply with all applicable laws, rules or regulations.

(e)                                  The Company and the Guarantor shall cooperate with the Initial Purchasers and counsel for the Initial Purchasers in connection with the qualification or registration of the Initial Notes and the Guarantees thereof for offering and sale under the securities or “Blue Sky” laws of such jurisdictions as the Initial Purchasers may designate and shall continue such qualifications in effect for as long as may be necessary to complete the Exempt Resales; provided, however, that in connection therewith neither the Company nor the Guarantor shall be required to qualify as a foreign corporation where it is not now so qualified or to execute a general consent to service of process in any jurisdiction or to take any other action that would subject it to general service of process or to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject, in each case, other than as to matters and transactions relating to the Preliminary Offering Memorandum, the Offering Memorandum or Exempt Resales.

(f)                                    If this Agreement terminates or is terminated after execution because of any failure or refusal on the part of the Company or the Guarantor to comply with the terms or fulfill any of the conditions of this Agreement, the Company shall reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including fees and expenses of counsel for the Initial Purchasers) incurred by the Initial Purchasers in connection herewith.

(g)                                 The Company shall apply the net proceeds from the sale of the Initial Notes in the manner set forth under “Use of Proceeds” in the Offering Memorandum and shall provide the Initial Purchasers with evidence of any application of net proceeds on the date of each such application.

(h)                                 The Company and the Guarantor shall not voluntarily claim, and shall actively resist any attempts to claim, the benefit of any usury laws against the holders of any Notes.

(i)                                     None of the Company, its subsidiary or the Guarantor or any of their respective affiliates (as defined in Rule 501(b) of Regulation D under the Act) will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Act) that could be integrated with the sale of the Securities in a manner that would require the registration under the Act of the sale to the Initial Purchasers or the Eligible Purchasers of the Securities or to take any other action that would result in the Exempt Resales not being exempt from registration under the Act.

(j)                                     For so long as any of the Notes remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Act and are not able to be sold in their entirety under Rule 144 under the Act (or any successor provision), for the benefit of holders from time to time of Initial Notes, the Company will furnish at its expense, upon request, to any holder or beneficial owner of Initial Notes and prospective purchasers of the Initial Notes, information specified in Rule 144A(d)(4) under the Act, unless the Company and the Guarantor are then subject to Section 13 or 15(d) of the Exchange Act.

(k)                                  The Company and the Guarantor shall comply with all of the agreements set forth in the representation letters to DTC relating to the approval of the Notes by DTC for “book-entry” transfer.

(l)                                     The Company and the Guarantor shall (i) permit the Notes to be included for quotation on the PORTAL market and (ii) permit the Notes to be eligible for clearance and settlement through DTC.

(m)                               During the period of three years from the Closing Date, the Company and the Guarantor shall deliver without charge to the Initial Purchasers (i) as soon as available, copies of each report and other communication (financial or otherwise) of the Company mailed to the Trustee of the holders of the Notes or stockholders (including without limitation, press releases) other than materials filed with or furnished to the Commission and (ii)  from time to time such other information concerning the Company, its subsidiary and the Guarantor as the Initial Purchasers may reasonably request, subject, in the case of information that is not public, to execution by the Initial Purchasers of confidentiality agreements reasonably satisfactory to the Company and the Guarantor.

(n)                                 Prior to the Closing Date, the Company shall furnish to the Initial Purchasers, as soon as they have been prepared in the ordinary course by the Company, copies of any unaudited interim consolidated financial statements of the Guarantor for any period subsequent to the periods covered by the financial statements appearing in the Offering Memorandum.

(o)                                 Each of the Company and the Guarantor shall not take, directly or indirectly, any action designed to, or that could reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company or the Guarantor to facilitate the sale or resale of the Notes, or take any action prohibited by Regulation M under the Exchange Act, in connection with the distribution of the Securities and the Exchange Securities contemplated hereby.  Except as permitted by the Act, neither the Company nor the Guarantor will distribute any (i) preliminary offering memorandum, including, without limitation, the Preliminary Offering Memorandum, (ii) offering memorandum, including, without limitation, the

Offering Memorandum, or (iii) other offering material in connection with the offering and sale of the Securities.

(p)                                 For so long as the Notes constitute “restricted” securities within the meaning of Rule 144(a)(3) under the Act, the Company and the Guarantor shall not, and shall not permit its subsidiary to, solicit any offer to buy or offer to sell the Notes by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

(q)                                 During the period from the Closing Date until two years after the Closing Date, without the prior written consent of the Initial Purchasers, the Company and the Guarantor shall not, and shall not permit any of their respective “affiliates” (as defined in Rule 144 under the Act) to, resell any of the Securities or the Exchange Securities that constitute “restricted securities” under Rule 144 that have been reacquired by any of them.

(r)                                    The Company and the Guarantor shall do and perform all things required or necessary to be done and performed under this Agreement prior to or after the Closing Date and to satisfy all conditions precedent to the delivery of the Initial Notes and the Guarantees thereof.

7.                                       Expenses.  Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated (pursuant to Section 14 or otherwise), the Company and the Guarantor agree to pay all the following costs and expenses and all other costs, expenses, fees and taxes incident to the performance by the Company and the Guarantor of their obligations hereunder:  (i) the negotiation, preparation, printing, typing, filing, reproduction, execution and delivery of this Agreement and of the other Offering Documents, any amendment or supplement to or modification of any of the foregoing and any and all other documents furnished pursuant hereto or thereto or in connection herewith or therewith and with the Exempt Resales; (ii) the preparation, printing or reproduction of the Preliminary Offering Memorandum, and the Offering Memorandum (including, without limitation, financial statements) and all amendments and supplements to any of them; (iii) the issuance, transfer and delivery of the Initial Notes and the Guarantees thereof to the Initial Purchasers; (iv) the registration or qualification of the Notes and the Guarantees thereof for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, filing fees, the cost of printing and mailing a preliminary and final Blue Sky memorandum, and the reasonable fees and disbursements of counsel to the Initial Purchasers relating to such registration or qualification); (v) the delivery (including postage, air freight charges and charges for counting and packaging) of such copies of each Preliminary Offering Memorandum, the Offering Memorandum and all amendments or supplements to any of them as may be requested for use in connection with the offering and sale of the Notes and the Exempt Resales; (vi) the preparation, printing, authentication, issuance and delivery of certificates for the Notes, including any stamp taxes in connection with the original issuance and sale of the Notes; (vii) the fees, disbursements and expenses of the Company’s and the Guarantor’s counsel (including local and special counsel, if any) and accountants, (viii) all fees and expenses (including fees and expenses of counsel) of the Company and the Guarantor in connection with the approval of the Notes by DTC for “book-entry” transfer; (ix) any fees charged by investment rating agencies for the rating of the Notes; (x) the fees and expenses of the Trustee and its counsel; (xi) all expenses incurred in connection with the performance by the Company and the Guarantor of their other obligations under this

Agreement and the other Offering Documents; (xii) the transportation and other “roadshow” expenses incurred by or on behalf of the Company representatives in connection with presentations to and related communications with prospective purchasers of the Notes; and (xiii) all expenses and listing fees incurred in connection with the application for quotation of the Notes on the PORTAL Market.

8.                                       Indemnification.

(a)                                  The Company and the Guarantor, jointly and severally, shall indemnify and hold harmless (i) each Initial Purchaser, (ii) each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and (iii) the respective officers, directors, partners, employees, representatives and agents of the Initial Purchasers or any controlling person, from and against any and all losses, liabilities, claims, damages and expenses as incurred (including but not limited to attorneys’ fees and other expenses incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, and amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (A) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any supplement thereto or amendment thereof, or (B) the omission or alleged omission to state in the Preliminary Offering Memorandum or the Offering Memorandum, or in any supplement thereto or amendment thereof, a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that neither the Company nor the Guarantor will be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon (i) the gross negligence or willful misconduct of such Initial Purchaser as determined in a final judgment by a court of competent jurisdiction or (ii) any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information relating to the Initial Purchasers furnished to the Company and the Guarantor by or on behalf of the Initial Purchasers expressly for use therein.  The parties acknowledge and agree that such information provided by or on behalf of the Initial Purchasers consists solely of the material identified in Section 11 hereof.  This indemnity agreement will be in addition to any liability that the Company and the Guarantor may otherwise have, including under this Agreement.

(b)                                 Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless (i) the Company and the Guarantor, (ii) each person, if any, who controls the Company or the Guarantor within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and (iii) the officers, directors, partners, employees, representatives and agents of the Company and the Guarantor, against any and all losses, liabilities, claims, damages and expenses as incurred (including but not limited to attorneys’ fees and other expenses incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, and amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the

Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon (i)  the gross negligence or willful misconduct of such Initial Purchaser as determined in a final judgment by a court of competent jurisdiction or (ii) any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information relating to such Initial Purchaser furnished to the Company and the Guarantor by or on behalf of such Initial Purchaser expressly for use therein; provided, however, that in no case shall any Initial Purchaser be liable or responsible for any amount in excess of the discounts and commissions received by such Initial Purchaser.  The parties acknowledge and agree that such information provided by or on behalf of the Initial Purchasers consists solely of the material identified in Section 11 hereof.  This indemnity will be in addition to any liability that the Initial Purchasers may otherwise have, including under this Agreement.

(c)                                  Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement or threat of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement or threat thereof (provided that the failure so to notify an indemnifying party shall relieve it from any liability that it may have under this Section 8 solely to the extent that such failure to provide notice forfeits or materially prejudices any defense otherwise available to such indemnifying party).  In case any such action is, or is threatened to be, brought against any indemnified party, and it notifies an indemnifying party of the commencement or threat thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party.  Notwithstanding the foregoing, the indemnified party or parties shall have the right to participate in such defense and to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel has been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties have not employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, (iii) the indemnifying party does not diligently defend the action after assumption of the defense, or (iv) the named parties to any such action (including impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party or parties has reasonably concluded that there may be defenses available to it or them that are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying party or parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of counsel shall be borne by the indemnifying parties.  In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred.  Such firm shall be designated in writing by a majority of the Initial Purchasers, in the case of the parties indemnified pursuant to Section 8(a), and by the Company and Guarantor(s), in the case of parties indemnified pursuant to section 8(b).  No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 8 or Section 9 hereof (whether or not the indemnified party is an actual or potential party thereto), unless (x) such settlement, compromise or judgment (1) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (2) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party, and (y) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.

9.                                       Contribution.  In order to provide for contribution in circumstances in which the indemnification provided for in Section 8 is for any reason held to be unavailable from an indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Guarantor, on the one hand, and the Initial Purchasers, on the other hand, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, liabilities, claims, damages and expenses suffered by the Company or the Guarantor, any contribution received by the Company and the Guarantor from persons, other than the Initial Purchasers, who may also be liable for contribution, including persons who control the Company or the Guarantor within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act) to which the Company, the Guarantor and the Initial Purchasers may be subject, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Initial Notes or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party’s not having received notice as provided in Section 8, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Guarantor, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions that resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Guarantor, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as (i) the total proceeds from the offering of the Initial Notes (net of discounts and commissions but before deducting expenses) received by the Company and the Guarantor bear to (ii) the discounts and commissions received by the Initial Purchasers, respectively.  The relative fault of the Company and the Guarantor, on the one hand, and of the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Guarantor or any Initial Purchaser and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company, the Guarantor and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above.  The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory, administrative or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.  Notwithstanding the provisions of this Section 9, (i) in no case shall any Initial Purchaser be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Initial Notes purchased by such Initial Purchaser pursuant to this Agreement exceeds the amount of damages that the Initial Purchasers has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 9, (A) each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (B) the respective officers, directors, partners, employees, representatives and agents of such Initial Purchaser or any controlling person shall have the same rights to contribution as such Initial Purchaser, and (A) each person, if any, who controls the Company or any Guarantor within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (B) the respective officers, directors, partners, employees, representatives and agents of the Company and the Guarantor shall have the same rights to contribution as the Company and the Guarantor, subject in each case to clauses (i) and (ii) of this Section 9.  Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 9, notify such party or parties from whom contribution may be sought, but the failure to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 9 or otherwise.  No party shall be liable for contribution with respect to any action or claim settled without its prior written consent; provided that such written consent was not unreasonably withheld. The Initial Purchasers’ obligations to contribute pursuant to this Section 9 are several in proportion to the respective principal amount of Initial Notes purchased by each of the Initial Purchasers hereunder and not joint.

10.                                 Conditions of Initial Purchasers’ Obligations.  The obligations of the Initial Purchasers to purchase and pay for the Initial Notes, as provided herein, are subject to the absence from any certificates, opinions, written statements or letters furnished to the Initial Purchasers pursuant to this Section 10 of any misstatement or omissions and to the satisfaction of the following additional conditions unless waived in writing by the Initial Purchasers:

(a)                                  All of the representations and warranties of the Company and the Guarantor contained in this Agreement shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively.  The Company and the Guarantor shall have performed or complied with all of the agreements and satisfied all conditions on their respective parts to be performed or complied with or satisfied hereunder on or prior to the Closing Date.

(b)                                 The Offering Memorandum shall have been printed and copies distributed to the Initial Purchasers not later than 10:00 a.m., New York City time, on the day following the date of this Agreement or at such later date and time as to which the Initial Purchasers may agree, and no stop order or order suspending the qualification or exemption from qualification of the Initial Notes or the Guarantees thereof in any jurisdiction referred to in Section 6(e) shall have been issued, and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

(c)                                  None of the issuance and sale of the Securities pursuant to this Agreement or any of the transactions contemplated by any of the other Offering Documents shall be enjoined (temporarily or permanently) and no restraining order or other injunctive order shall have been issued; and there shall not have been any action, and there shall not have been any law, rule, regulation, ordinance, directive, judgment, decree or order enacted, adopted, issued or threatened against the Company, its subsidiary or the Guarantor, or against the Initial Purchasers relating to the issuance of the Securities or the Initial Purchasers’ activities in connection therewith or any other transactions contemplated by this Agreement or the Offering Memorandum, or the other Offering Documents.  No action, suit or proceeding shall have been commenced and be pending against or directly affecting or, to the best knowledge of the Company and the Guarantor, threatened against, the Company, its subsidiary or the Guarantor before any court or arbitrator or any regulatory, administrative or any governmental body or agency, foreign or domestic, (including, without limitation, the FCC) that, if adversely determined, could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and no stop order shall have been issued preventing the use of the Offering Memorandum, or any amendment or supplement thereto.

(d)                                 Subsequent to the date of this Agreement and since the date of the most recent financial statements in the Offering Memorandum (exclusive of any amendment or supplement thereto after the date hereof), (i) there shall not have occurred any change, or any development involving a prospective change, in or affecting the general affairs, management, business, condition (financial or other), properties, prospects, results of operations, capital stock, or long-term debt, or a material increase in the short-term debt, of the Company, its subsidiary or the Guarantor, not contemplated by the Offering Memorandum that is, in the judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the offering of the Securities on the terms and in the manner contemplated by the Offering Documents, (ii) no dividend or distribution of any kind shall have been declared, paid or made by the Company, its subsidiary or the Guarantor on any class of its capital stock, (iii) neither the Company, its subsidiary or the Guarantor shall have incurred any liability or obligation, direct or contingent, that is material, individually or in the aggregate, to the Company, its subsidiary or the Guarantor, taken as a whole, and that is required to be disclosed on a balance sheet or notes thereto in accordance with generally accepted accounting principles and is not disclosed on the latest balance sheet or notes thereto included in the Offering Memorandum, and (iv) there shall not have occurred any event or development relating to or involving the Company, its subsidiary or the Guarantor, or any of their respective officers or directors that makes any statement made in the Offering Memorandum untrue or that, in the opinion of the Company, the Guarantor and their counsel or the Initial Purchasers and its counsel, require the making of any addition to or change in the Offering Memorandum in order to state a material fact required by any applicable law, rule or regulation to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which it was made, not misleading.

(e)                                  At the Closing Date and after giving effect to the consummation of the transactions contemplated by the Offering Memorandum and the Offering Documents, there exists no Default or Event of Default (as defined in the Indenture).

(f)                                    The Initial Purchasers shall have received certificates, dated the Closing Date, signed by the chief executive officer and the chief financial officer of each of the Company and the Guarantor (in their respective capacities as such), in form and substance satisfactory to the Initial Purchasers, confirming, as of the Closing Date, the matters set forth in paragraphs (a), (b), (c), (d) and (e) of this Section 10 and that, as of the Closing Date, the obligations of the Company and the Guarantor, as the case may be, to be performed hereunder on or prior thereto have been duly performed.

(g)                                 The Initial Purchasers shall have received on the Closing Date a corporate and regulatory opinion, dated the Closing Date, in form and substance satisfactory to the Initial Purchasers and Latham & Watkins LLP, counsel for the Initial Purchasers, of Greenberg Traurig P.A. counsel for the Company and the Guarantor, to the effect set forth in Exhibit A hereto.

(h)                                 At the time Guarantor’s audit has been completed by PricewaterhouseCoopers LLP and at the Closing Date, the Initial Purchasers shall have received from PricewaterhouseCoopers LLP, independent public accountants for the Company and the Guarantor, dated as of the date of such completion and as of the Closing Date, customary “comfort” letters addressed to the Initial Purchasers and in form and substance satisfactory to the Initial Purchasers and Latham & Watkins LLP, counsel for the Initial Purchasers, with respect to the financial statements and certain financial information of the Company, its subsidiary and the Guarantor contained in the Offering Memorandum.

(i)                                     The Initial Purchasers shall have received an opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, of Latham & Watkins LLP, counsel for the Initial Purchasers, relating to this Agreement and such other related matters as the Initial Purchasers may require.

(j)                                     Latham & Watkins LLP, counsel to the Initial Purchasers, shall have been furnished with such documents, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 10 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

(k)                                  The Company and the Guarantor shall have furnished or caused to be furnished to the Initial Purchasers such further information, certificates and documents as the Initial Purchasers may have reasonably requested.

(l)                                     The Company, the Guarantor and the Trustee shall have entered into the Indenture, and the Initial Purchasers shall have received counterparts, conformed as executed, thereof, and the Initial Notes and the Guarantees thereof shall have been duly executed and delivered by the Company and the Guarantor, and the Initial Notes shall have been duly authenticated by the Trustee.

(m)                               The Company, the Guarantor and the Initial Purchasers shall have entered into the Registration Rights Agreement, and the Initial Purchasers shall have received counterparts, conformed as executed, thereof, and such agreement shall be in full force and effect.

(n)                                 At the time the Guarantor’s audit has been completed by PricewaterhouseCoopers LLP, the Initial Purchasers shall have received a certificate, substantially in the form of Exhibit B hereto, dated the date of the Offering Memorandum, of the Chief Financial Officer of the Company.

(o)                                 On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall there have been any announcement of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible downgrading, or with negative implications, or direction not determined of, any rating of the Company or the Guarantor or any securities of the Company or the Guarantor (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of the Company or the Guarantor or any securities of the Company or the Guarantor by any such rating organization, and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.

(p)                                 The Notes shall have been approved for trading on PORTAL.

(q)                                 Each of the Offering Documents and each other agreement or instrument executed in connection with the transactions contemplated thereby shall be reasonably satisfactory in form and substance to the Initial Purchasers and shall have been executed and delivered by all the respective parties thereto and shall be in full force and effect.

(r)                                    All opinions, certificates, letters, schedules, documents or instruments required by this Section 10 to be delivered by the Company and the Guarantor will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Initial Purchasers and counsel to the Initial Purchasers.  The Company and the Guarantor shall furnish the Initial Purchasers such conformed copies of such opinions, certificates, letters, schedules, documents and instruments in such quantities as the Initial Purchasers shall reasonably request.

(s)                                  On or prior to the Closing Date, or in the case of clauses (i)(A) and (iii) below, simultaneously with the closing of the Offering, the Company shall (i) either (A) use a portion of the net proceeds from the sale of the Initial Notes to repay the Credit Agreement as described in the Offering Memorandum under the caption “Use of Proceeds” or (B) have obtained a waiver or consent, in form and substance reasonably satisfactory to the Initial Purchasers, from the requisite lenders under the Credit Agreement permitting the Offering; (ii) have delivered to the holders of the Company’s existing 14% Series B Senior Discount Notes due 2008 irrevocable notice of redemption of such notes in accordance with the terms of the note purchase agreement governing such notes; (iii) use a portion of the net proceeds from the sale of the Initial Notes to repurchase the Company’s 14% Senior Discount Notes due 2010 from Bear, Stearns & Co. Inc. as described in the Offering Memorandum under the caption “Use of Proceeds”; and (iv) provide evidence to the Initial Purchasers reasonably satisfactory to the Initial Purchasers that the Company has completed the actions described in clauses (i), (ii) and (iii) hereof.

11.                                 Initial Purchasers’ Information.  The Company and the Guarantor acknowledge that the statements with respect to the offering of the Initial Notes set forth in the first sentence of the fourth paragraph, the fifth sentence of the seventh paragraph and the eighth paragraph under the heading “Plan of Distribution” in the Offering Memorandum constitute the only written information relating to any of the Initial Purchasers furnished to the Company and the Guarantor by or on behalf of the Initial Purchasers expressly for use in the Offering Memorandum, for purposes of Sections 2(a), 8(a) and 8(b) hereof.

12.                                 Offering of Securities; Restrictions on Transfer.  Each Initial Purchaser agrees with the Company and each Guarantor as to itself only that (i) it has not and will not solicit offers for, or offer or sell, the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act; and (ii) it has and will solicit offers for the Securities only from, and will offer the Securities only to, persons within the United States whom such Initial Purchaser reasonably believes to be QIBs or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to such Initial Purchaser that each such account is a QIB, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A and, in each case, in transactions under Rule 144A.

13.                                 Survival of Representations and Agreements.  The respective representations, warranties, covenants, agreements indemnities and other statements of the Company and the Guarantor, their respective officers and the Initial Purchasers set forth in this Agreement or made by or on behalf of them, respectively pursuant to this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Company, the Guarantor, any of their respective officers of directors, the Initial Purchasers or any controlling person thereof referred to in Sections 8 and 9 hereof, and (ii) delivery of and payment for the Initial Notes to and by the Initial Purchasers, and shall be binding upon and shall inure to the benefit of, any successors, assigns, heirs, personal representatives of the Company, the Guarantor, the Initial Purchasers and the indemnified parties referred to in Section 8 hereof.  The respective representations, covenants, agreements, indemnities and other statements set forth in Sections 7, 8, 9, 13 and 14 shall survive the termination of this Agreement.

14.                                 Effective Date of Agreement; Termination.

(a)                                  This Agreement shall become effective upon execution and delivery of a counterpart hereof by each of the parties hereto.

(b)                                 This Agreement may be terminated in the sole discretion of the Initial Purchasers by notice to the Company from the Initial Purchasers, without liability (other than with respect to Sections 8 and 9) on the Initial Purchasers’ part to the Company or the Guarantor in the event that the Company or the Guarantor has failed, refused or been unable to perform or satisfy all conditions on their respective parts to be performed or satisfied hereunder on or prior to the Closing Date, any other condition to the obligations of the Initial Purchasers hereunder as provided in Section 10 is not fulfilled when and as required, or if:

(i)                                     in the reasonable judgment of the Initial Purchasers, any material adverse change has occurred since the respective dates as of which information is given in the Offering Memorandum (or, if the Offering Memorandum is not in existence, the most recent Preliminary Offering Memorandum) in the condition (financial or otherwise), business, properties, assets, liabilities, prospects, net worth, results of operations or cash flows of the Company, its subsidiary and the Guarantor, taken as a whole, other than as set forth in the Offering Memorandum;

(ii)                                  any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Initial Purchasers will in the immediate future materially disrupt, the market for the Company’s or the Guarantor’s securities or for securities in general;

(iii)                               trading in securities generally on the New York Stock Exchange, or the Nasdaq National Market, has been suspended or made subject to material limitations, or minimum or maximum prices for trading has been fixed, or maximum ranges for prices for securities has been required, on the New York Stock Exchange or the Nasdaq National Market, or by order of the Commission or other regulatory body or governmental authority having jurisdiction;

(iv)                              a banking moratorium has been declared by any federal or state authority, a moratorium in foreign exchange trading by major international banks or persons has been declared, or if any material disruption in commercial banking or securities settlement or clearance services has occurred; or

(v)                                 (A) there has occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States on or after the date hereof, or there is a declaration of a national emergency or war by the United States, or (B) there has been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (A) or (B), in the Initial Purchasers’ judgment, makes it inadvisable or impracticable to proceed with the offering, sale and delivery of the Securities, on the terms and in the manner contemplated hereby and in the Offering Memorandum; or

(vi)                              any debt securities of the Company or any Guarantor has been downgraded or placed on any “watch list” for possible downgrading by any “nationally recognized statistical rating organization” as defined for purposes of Rule 436(g) under the Act.

(c)                                  Any notice of termination pursuant to this Section 14 shall be by telephone or facsimile and, in either case, confirmed in writing by letter.

(d)                                 If this Agreement is terminated pursuant to any of the provisions hereof, or if the sale of the Initial Notes provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company or the Guarantor to perform any agreement herein or comply with any provision hereof, the Company and the Guarantor shall, subject to written demand by the Initial Purchasers, reimburse the Initial Purchasers for all out-of-pocket expenses (including the fees and expenses of the Initial Purchasers’ counsel), incurred by the Initial Purchasers in connection herewith.

(e)                                  If on the Closing Date any one or more of the Initial Purchasers fails or refuses to purchase the Initial Notes which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of the Initial Notes that such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Initial Notes to be purchased on such date by all Initial Purchasers, each non-defaulting Initial Purchaser shall be obligated severally, in the proportion that the principal amount of the Initial Notes set forth opposite its name in Schedule I bears to the aggregate principal amount of the Initial Notes that all the non-defaulting Initial Purchasers, as the case may be, have agreed to purchase, or in such other proportion as Bear, Stearns & Co. Inc. (“Bear Stearns”) may specify, to purchase the Initial Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the aggregate principal amount of the Initial Notes that any Initial Purchaser has agreed to purchase pursuant to Section 4 hereof be increased pursuant to this Section 14 by an amount in excess of one-ninth of such principal amount of the Initial Notes without the written consent of such Initial Purchaser.  If on the Closing Date any Initial Purchaser or Initial Purchasers fails or refuses to purchase the Initial Notes and the aggregate principal amount of the Initial Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Initial Notes to be purchased by all Initial Purchasers and arrangements satisfactory to the Initial Purchasers and the Company for purchase of such the Initial Notes are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser and the Company.  In any such case that does not result in termination of this Agreement, either Bear Stearns or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected.  Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of any such Initial Purchaser under this Agreement.

15.                                 Notices.  All communications hereunder shall be in writing and, if sent to any Initial Purchaser, shall be hand-delivered, couriered by next-day air courier or faxed and confirmed in writing to such Initial Purchaser at Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, NY 10179, Attention: Lawrence B. Alletto, Debt Capital Markets, and with a copy to Latham & Watkins LLP, 885 Third Avenue, Suite 1000, New York, New York 10022, Attention: Ian Blumenstein, Esq.  If sent to the Company or the Guarantor, shall be hand-delivered, couriered by next-day air courier or faxed and confirmed in writing to UbiquiTel Operating

Company, One West Elm Street, Suite 400, Conshohocken, Pennsylvania 19428 Attention:  Patricia E. Knese, Vice President and General Counsel, and with a copy to Greenberg Traurig, LLP, 1221 Brickell Avenue, Miami, Florida 33131 Attention: Andrew E. Balog, Esq.

16.                                 Successors.  This Agreement shall inure to the benefit of, and shall be binding upon, the Initial Purchasers, the Company, the Guarantor and their respective successors, legal representatives and assigns, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of, or by virtue of, this Agreement or any provision herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and the Guarantor contained in Section 8 of this Agreement shall also be for the benefit of their respective controlling persons and officers, directors, partners, employees, representatives and agents referred to in Sections 8 and 9, and (ii) the indemnities of the Initial Purchasers contained in Section 8 of this Agreement shall also be for the benefit of their respective controlling persons and officers, directors, partners, employees, representatives and agents referred to in Sections 8 and 9.  No purchaser of Initial Notes from the Initial Purchasers will be deemed a successor, legal representative or assign because of such purchase.

17.                                 No Waiver; Modifications in Writing.  No failure or delay on the part of the Company, the Guarantor or the Initial Purchasers in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company, the Guarantor or the Initial Purchasers at law or in equity or otherwise.  No waiver of or consent to any departure by the Company, the Guarantor or the Initial Purchasers from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof; provided that notice of any such waiver shall be given to each party hereto as set forth above.  Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of the Company, the Guarantor and the Initial Purchasers.  Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company, the Guarantor or the Initial Purchasers from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given.  Except where notice is specifically required by this Agreement, no notice to or demand on the Company or the Guarantor in any case shall entitle the Company or the Guarantor to any other or further notice or demand in similar or other circumstances.

18.                                 Entire Agreement.  This Agreement constitutes the entire agreement among the parties hereto and supersedes all prior agreements, understandings and arrangements, oral or written, among the parties hereto with respect to the subject matter hereof.

19.                                 Applicable Law.  THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.  TIME IS OF THE ESSENCE IN THIS AGREEMENT.

20.                                 Captions.  The captions included in this Agreement are included solely for convenience of reference and are not to be considered a part of this Agreement.

21.                                 Counterparts.  This Agreement may be executed in various counterparts, which together shall constitute one and the same instrument.

[Signature Page Follows]

If the foregoing correctly sets forth the understanding among the Initial Purchasers, the Company and the Guarantor, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

Very truly yours,

UBIQUITEL OPERATING COMPANY

By:
Name: Donald A. Harris
Title: President and Chief Executive Officer

UBIQUITEL INC.

By:
Name: Donald A. Harris
Title: President and Chief Executive Officer

Accepted and agreed to as of
the date first above written:

BEAR, STEARNS & CO. INC.

By:
Name:
Title:

CITIGROUP GLOBAL MARKETS INC.

By:
Name:
Title:

BANC OF AMERICA SECURITIES LLC

By:
Name:
Title:

SCHEDULE I

Initial Purchaser	Principal Amount of Notes

Bear, Stearns & Co. Inc.	$175,500,000

Citigroup Global Markets Inc.	67,500,000

Banc of America Securities LLC	27,000,000

Total	$270,000,000